                    UNITED
                    RETIREMENT
                    SHARES,
                    INC.

                    SEMIANNUAL
                    REPORT
                    ------------------------------------------
                    For the six months ended December 31, 1995

This report is submitted for the general information of the shareholders of United Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Retirement Shares, Inc. current prospectus.

PRESIDENT'S LETTER
-----------------------------------------------------------------
DECEMBER 31, 1995

Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. We strive to provide the best service possible to our shareholders: from the Fund's manager, to Waddell & Reed's customer service representatives, to your personal account representative and the Waddell & Reed office nearest you.

     While personalized service has become increasingly rare in the investment industry, we remain committed to locally based account representatives who provide the personal service you need. They are ready to assist you through regular reviews of your financial plan and to answer any financial questions you may have. Your account representative is anxious to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     We want to help you open the door to a better financial future. We will continue to help you meet your specific financial needs through quality investment products and personalized service that makes the investment process more convenient and accessible for you.

     Should you have any questions about your account or other financial issues, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.



Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
-------------------------------------------------------------------------------
UNITED RETIREMENT SHARES, INC.

PORTFOLIO STRATEGY:
Common stocks believed to  OBJECTIVE:   Highest long-term total
have the potential for:                 return as is, in the
  Long-term appreciation                opinion of management,
  Stability                             consistent with the
  Income                                reasonable safety of capital.

Maximum 10% foreign         STRATEGY:   Invests in equity and debt
securities                              securities in such
                                        proportions that management
Debt securities                         believes are most likely to
                                        achieve the Fund's objective.
Cash reserves                           (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options and futures.)

                                        The use of cash reserves
                                        (often invested in money market
                                        securities) for defensive purposes is a
                                        strategy that may be utilized by
                                        Retirement Shares from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1972

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY

                 PER SHARE DATA
For the Six Months Ended December 31, 1995
------------------------------------------

DIVIDENDS PAID                $0.15
                              =====

CAPITAL GAINS DISTRIBUTION    $0.47
                              =====

NET ASSET VALUE ON
  12/31/95 $8.47 adjusted to: $8.94(A)
  06/30/95                     8.26
                              -----
CHANGE PER SHARE              $0.68
                              =====

(A)This number includes the capital gains distribution of $0.47 paid in December 1995 added to the actual net asset value on December 31, 1995.

Past performance is not necessarily an indication of future results.


TOTAL RETURN HISTORY

                                  Average Annual Total Return
                                  ---------------------------
                                      With         Without
Period                            Sales Load*    Sales Load**
------                            -----------    ------------
1-year period ended 12-31-95          17.13%         24.28%
5-year period ended 12-31-95          12.58%         13.92%
10-year period ended 12-31-95         11.27%         11.93%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1995, United Retirement Shares, Inc. had net assets totaling $576,445,902 invested in a diversified portfolio of:

   54.85% Common Stocks
   23.88% U.S. Government Securities
   13.89% Cash and Cash Equivalents
    4.78% Corporate Bonds
    2.02% Convertible Preferred Stocks
    0.58% Other Government Security



As a shareholder of United Retirement Shares, Inc. for every $100 you had invested on December 31, 1995, your Fund owned:

 U.S. Government Securities            $23.88
 Basic Industries Stocks                15.85
 Technological Stocks                   15.29
 Cash and Cash Equivalents              13.89
 Consumer Stocks                        11.31
 Financial Stocks                        6.80
 Corporate Bonds                         4.78
 Energy and Energy-Related Stocks        4.51
 Convertible Preferred Stocks            2.02
 Public Utilities Stocks                 1.09
 Other Government Security               0.58


Not all holdings will be represented in the portfolio at all times.

-----------------------------------------------------------------
These STOCK CATEGORIES are provided as a reference only. Not all categories or subcategories will be represented in a portfolio at all times. Refer to the following pages for a more detailed portfolio listing.

BASIC INDUSTRIES
  Airlines
  Automotive
  Building
  Chemicals Major
  Electrical Equipment
  Engineering and Construction
  Machinery
  Manufacturers
  Metals and Mining
  Multi-Industry
  Paper
  Precious Metals
  Railroad Equipment
  Railroads
  Shipping
  Steel
  Tire and Rubber
  Trucking

CONSUMER
  Beverages
  Consumer Electronics and Appliances
  Food and Related
  Hospital Management
  Household Products
  Leisure Time
  Packaging and Containers
  Publishing and Advertising
  Retailing
  Services, Consumer and Business
  Textiles and Apparel
  Tobacco

ENERGY AND ENERGY-RELATED
  Canadian Oil
  Coal
  Domestic Oil
  International Oil
  Oil Services
  Propane

FINANCIAL
  Banks and Savings and Loans
  Financial
  Insurance

PUBLIC UTILITIES
  Electric
  Gas
  Pipelines

TECHNOLOGICAL
  Aerospace
  Biotechnology and Medical Services
  Chemicals Specialty and Miscellaneous Technology
  Computers and Office Equipment
  Drugs and Hospital Supply
  Electronics
  Telecommunications

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1995

                                              Shares        Value

COMMON STOCKS
Airlines - 0.81%
 Southwest Airlines Co.  .................   200,000 $  4,650,000

Automotive - 0.32%
 Eaton Corporation  ......................    35,000    1,876,875

Banks and Savings and Loans - 3.61%
 Ahmanson (H. F.) & Company  .............   195,000    5,167,500
 BankAmerica Corporation  ................   125,000    8,093,750
 Great Western Financial Corporation  ....   175,000    4,462,500
 HSBC Holdings Plc (A)  ..................   202,060    3,057,358
   Total .................................             20,781,108

Beverages - 0.97%
 PepsiCo, Inc.  ..........................   100,000    5,587,500

Biotechnology and Medical Services - 1.79%
 St. Jude Medical, Inc.*  ................   240,000   10,290,000

Building - 2.32%
 National Health Investors, Inc.  ........   190,500    6,310,312
 York International Corporation  .........   150,000    7,050,000
   Total .................................             13,360,312

Chemicals Major - 2.61%
 du Pont (E.I.) de Nemours and Company  ..   150,000   10,481,250
 PPG Industries, Inc.  ...................   100,000    4,575,000
   Total .................................             15,056,250

Computers and Office Equipment - 1.91%
 Cerner Corporation*  ....................   130,000    2,665,000
 General Motors Corporation, Class E  ....   160,000    8,320,000
   Total .................................             10,985,000

Domestic Oil - 1.92%
 Atlantic Richfield Company ..............   100,000   11,075,000

Drugs and Hospital Supply - 3.55%
 Abbott Laboratories  ....................   160,000    6,680,000
 American Home Products Corporation  .....    70,000    6,790,000
 Astra AB, Class A (A)  ..................   175,000    6,982,609
   Total .................................             20,452,609

Electrical Equipment - 2.13%
 Emerson Electric Co.  ...................   150,000   12,262,500


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Electronics - 0.47%
 Applied Materials, Inc.*  ...............    68,400 $  2,688,941

Engineering and Construction - 0.88%
 Foster Wheeler Corporation  .............   120,000    5,100,000

Hospital Management - 1.92%
 LTC Properties, Inc.  ...................   300,000    4,500,000
 United HealthCare Corporation  ..........   100,000    6,550,000
   Total .................................             11,050,000

Household Products - 2.51%
 Gillette Company (The)  .................   150,000    7,818,750
 Procter & Gamble Company (The)  .........    80,000    6,640,000
   Total .................................             14,458,750

Insurance - 3.19%
 Chubb Corporation (The)  ................   100,000    9,675,000
 Financial Security Assurance Holdings Ltd.  350,000    8,706,250
   Total .................................             18,381,250

International Oil - 1.39%
 Exxon Corporation  ......................   100,000    8,012,500

Leisure Time - 0.85%
 Time Warner Incorporated  ...............   130,000    4,923,750

Machinery - 0.92%
 Deere & Company  ........................   150,000    5,287,500

Metals and Mining - 1.19%
 Aluminum Company of America  ............   130,000    6,873,750

Multi-Industry - 3.98%
 Grupo Carso, S.A. de C.V.,
   Series 1A (A)* ........................   500,000    2,702,528
 ITT Corporation*  .......................   125,000    6,625,000
 ITT Hartford Group, Inc.*  ..............   125,000    6,046,875
 ITT Industries, Inc.  ...................   125,000    3,000,000
 Mark IV Industries, Inc.  ...............   231,000    4,562,250
   Total .................................             22,936,653

Oil Services - 1.20%
 Schlumberger Limited  ...................   100,000    6,925,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Public Utilities - Electric - 1.09%
 Houston Industries Incorporated  ........   260,000 $  6,305,000

Publishing and Advertising - 0.91%
 McGraw-Hill, Inc.  ......................    60,000    5,227,500

Retailing - 3.45%
 Cifra, S.A. de C.V., Series C (A)*  .....   550,000      556,060
 May Department Stores Company (The)  ....   140,000    5,915,000
 Mercantile Stores Company, Inc.  ........   100,000    4,625,000
 Penney (J.C.) Company, Inc.  ............   100,000    4,762,500
 SYSCO Corporation  ......................   125,000    4,062,500
   Total .................................             19,921,060

Services, Consumer and Business - 0.70%
 Block (H & R), Inc.  ....................   100,000    4,050,000

Steel - 0.69%
 Nucor Corporation  ......................    70,000    3,998,750

Telecommunications - 7.57%
 AT&T Corporation  .......................   150,000    9,712,500
 BellSouth Corporation  ..................   200,000    8,700,000
 GTE Corporation  ........................   179,700    7,906,800
 MCI Communications Corporation  .........   300,000    7,856,100
 Motorola, Inc.  .........................    90,000    5,130,000
 Nokia Corporation, Series A, ADS  .......   111,600    4,338,450
   Total .................................             43,643,850

TOTAL COMMON STOCKS - 54.85%                         $316,161,408
 (Cost: $240,633,794)

PREFERRED STOCKS
Airlines - 1.03%
 Delta Air Lines, Incorporated,
   Convertible ...........................   100,000    5,937,500

Automotive - 0.99%
 Ford Motor Company, Convertible  ........    60,000    5,685,000

TOTAL PREFERRED STOCKS - 2.02%                       $ 11,622,500
 (Cost: $8,349,137)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Domestic Oil - 0.50%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable).........   $ 2,588 $  2,856,000

Electrical Equipment - 0.62%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     3,000    3,583,650

Financial - 2.41%
 American Express Company,
   6.25%, 10-15-96 (Exchangeable).........     9,188   13,875,000

Metals and Mining - 0.60%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    3,478,750

Telecommunications - 0.65%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     3,000    3,768,420

TOTAL CORPORATE DEBT SECURITIES - 4.78%              $ 27,561,820
 (Cost: $21,169,190)

OTHER GOVERNMENT SECURITY - 0.58%
Supranational
 International Bank for Reconstruction and
   Development,
   9.25%, 7-15-2017 ......................     2,500 $  3,320,000
 (Cost: $2,498,192)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   7.625%, 5-31-96 .......................    10,000   10,093,700
   7.5%, 12-31-96 ........................    10,000   10,218,700
   6.5%, 8-15-97 .........................     5,000    5,100,000
   7.375%, 11-15-97 ......................     5,000    5,189,050
   9.25%, 8-15-98 ........................     5,000    5,484,350
   4.75%, 10-31-98 .......................    10,000    9,870,300
   7.125%, 9-30-99 .......................    20,000   21,206,200
   7.75%, 12-31-99 .......................    10,000   10,851,600
   7.25%, 5-15-2004 ......................     5,000    5,550,000
   7.875%, 11-15-2004 ....................    10,000   11,575,000
   7.5%, 2-15-2005 .......................    10,000   11,334,400
   9.375%, 2-15-2006 .....................     8,500   10,923,860
   10.375%, 11-15-2012 ...................     4,000    5,530,000
   9.25%, 2-15-2016 ......................     5,000    6,872,650


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   National Archives Facility Trust,
    8.5%, 9-1-2019  ......................    $4,394 $  5,434,080
   Postal Square Limited Partnership,
    8.95%, 6-15-2022  ....................     1,944    2,434,551

TOTAL UNITED STATES GOVERNMENT SECURITIES - 23.88%   $137,668,441
 (Cost: $126,028,151)

SHORT-TERM SECURITIES
Automotive - 1.40%
 Echlin, Inc.,
   5.75%, 1-29-96 ........................     8,085    8,048,842

Banks and Savings and Loans - 2.06%
 Morgan (J.P.) & Co. Incorporated,
   5.77%, 1-8-96 .........................     9,590    9,579,241
 U.S. Bancorp,
   Master Note ...........................     2,285    2,285,000
   Total .................................             11,864,241

Consumer Electronics and Appliances - 1.12%
 Whirlpool Corporation,
   5.85%, 1-19-96 ........................     6,500    6,480,987

Drugs and Hospital Supply - 1.50%
 Abbott Laboratories,
   5.63%, 1-16-96 ........................     8,690    8,669,615

Financial - 0.53%
 Philip Morris Capital Corp.,
   5.72%, 1-19-96 ........................     3,070    3,061,220

Food and Related - 0.89%
 ConAgra, Inc.,
   5.98%, 1-19-96 ........................     3,000    2,991,030
 General Mills, Inc.,
   Master Note ...........................       207      207,000
 Sara Lee Corporation,
   Master Note ...........................     1,905    1,905,000
   Total .................................              5,103,030


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Insurance - 0.88%
 Aon Corporation,
   5.77%, 1-26-96 ........................    $5,120 $  5,099,484

Metals and Mining - 1.42%
 Minnesota Mining and Manufacturing
   Company,
   5.75%, 1-18-96 ........................     8,205    8,182,721

Multi-Industry - 0.29%
 Textron Inc.,
   5.97%, 2-20-96 ........................     1,660    1,646,236

Public Utilities - Electric - 0.91%
 Public Service Electric & Gas Co.,
   5.95%, 1-29-96 ........................     5,280    5,255,565

Telecommunications - 2.40%
 GTE Corporation:
   5.85%, 1-19-96 ........................     5,000    4,985,375
   5.95%, 2-2-96 .........................     8,915    8,867,850
   Total .................................             13,853,225

TOTAL SHORT-TERM SECURITIES - 13.40%                 $ 77,265,166
 (Cost: $77,265,166)

TOTAL INVESTMENT SECURITIES - 99.51%                 $573,599,335
 (Cost: $475,943,630)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.49%       2,846,567

NET ASSETS - 100.00%                                 $576,445,902


Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $573,599,335
 Cash  .............................................       16,877
 Receivables:
   Dividends and interest ..........................    3,777,165
   Investment securities sold ......................    1,246,958
   Fund shares sold ................................      781,659
 Prepaid insurance premium .........................        9,350
                                                     ------------
    Total assets  ..................................  579,431,344
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................    2,655,413
 Accrued service fee ...............................      200,991
 Accrued transfer agency and dividend disbursing  ..       71,118
 Accrued accounting services fee  ..................        5,833
 Other  ............................................       52,087
                                                     ------------
    Total liabilities  .............................    2,985,442
                                                     ------------
      Total net assets ............................. $576,445,902
                                                     ============

Net Assets
 $1.00 par value capital stock, authorized --
   300,000,000; shares outstanding -- 68,049,087
   Capital stock ................................... $ 68,049,087
   Additional paid-in capital.......................  394,750,201
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 534,298 Accumulated undistributed net realized gain on investment
    transactions  ..................................   15,456,611
   Net unrealized appreciation in value of
    investments at end of period  ..................   97,655,705
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $576,445,902
                                                     ============
Net asset value per share (net assets divided by
 shares outstanding)  ..............................        $8.47
                                                            =====

                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1995

Investment Income
 Income:
   Interest ........................................  $ 6,352,721
   Dividends .......................................    4,109,500
                                                      -----------
    Total income  ..................................   10,462,221
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    1,546,653
   Service fee .....................................      401,575
   Transfer agency and dividend disbursing .........      353,740
   Accounting services fee .........................       31,667
   Custodian fees ..................................       19,830
   Audit fees ......................................       15,998
   Legal fees ......................................        6,699
   Other ...........................................       76,813
                                                      -----------
    Total expenses  ................................    2,452,975
                                                      -----------
      Net investment income ........................    8,009,246
                                                      -----------
Realized and Unrealized Gain on Investments
 Realized net gain on securities  ..................   21,805,998
 Realized net gain on foreign
   currency transactions ...........................          406
                                                      -----------
   Realized net gain on investments ................   21,806,404
 Unrealized appreciation in value of investments
   during the period ...............................   23,009,544
                                                      -----------
    Net gain on investments  .......................   44,815,948
                                                      -----------
      Net increase in net assets resulting
       from operations  ............................  $52,825,194
                                                      ===========


                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1995         1995
                                        ------------  -----------
Increase in Net Assets
 Operations:
   Net investment income ...............$  8,009,246 $ 14,751,110
   Realized net gain on investments ....  21,806,404   29,069,365
   Unrealized appreciation .............  23,009,544   25,469,423
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  52,825,194   69,289,898
                                        ------------ ------------
 Dividends to shareholders from:*
   Net investment income ...............  (9,662,888) (13,359,196)
   Realized gains on securities
    transactions  ...................... (29,766,893) (16,046,041)
                                        ------------ ------------
                                         (39,429,781) (29,405,237)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    (3,448,876 and 8,362,713
    shares, respectively)  .............  29,721,339   65,060,570
   Proceeds from reinvestment of
    dividends and/or capital gains
    distribution (4,662,725 and
    3,899,165 shares, respectively)  ...  39,351,088   29,326,493
   Payments for shares redeemed
    (3,983,122 and 7,622,986
    shares, respectively)  ............. (34,083,894) (59,045,801)
                                        ------------ ------------
    Net increase in net assets
      resulting from capital
      share transactions ...............  34,988,533   35,341,262
                                        ------------ ------------
      Total increase ...................  48,383,946   75,225,923
Net Assets
 Beginning of period  .................. 528,061,956  452,836,033
                                        ------------ ------------
 End of period, including
   undistributed net investment
   income of $534,298 and $2,187,534,
   respectively ........................$576,445,902 $528,061,956
                                        ============ ============

                    *See "Financial Highlights" on page 15.

                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/95    1995   1994    1993   1992    1991
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $8.26   $7.64  $7.70   $7.20  $6.41   $6.41
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.13     .24    .18     .22    .21     .26
 Net realized and
   unrealized gain
   on investments ..   0.70     .86    .22     .73    .91     .05
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.83    1.10    .40     .95   1.12     .31
                      -----   -----  -----   -----  -----   -----
Less distributions:
 Dividends from
   net investment
   income ..........  (0.15)  (0.22) (0.18)  (0.23) (0.22)  (0.26)
 Distribution from
   capital gains ...  (0.47)  (0.26) (0.28)  (0.22) (0.11)  (0.05)
                      -----   -----  -----   -----  -----   -----
Total distributions.  (0.62)  (0.48) (0.46)  (0.45) (0.33)  (0.31)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $8.47   $8.26  $7.64   $7.70  $7.20   $6.41
                      =====   =====  =====   =====  =====   =====
Total return* ......  10.10%  15.07%  5.03%  13.45% 17.93%   5.07%
Net assets, end
 of period (000
 omitted)  .........$576,446$528,062$452,836$379,933$258,862$195,330
Ratio of expenses
 to average net
 assets  ...........   0.89%** 0.89%  0.87%   0.80%  0.82%   0.88%
Ratio of net
 investment income
 to average net
 assets  ...........   2.90%** 3.04%  2.32%   2.98%  3.12%   4.20%
Portfolio turnover
 rate  .............  16.66%  48.62% 27.10%  30.62% 38.26%  29.05%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.
                            See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

NOTE 1 -- Significant Accounting Policies

     United Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over
     the remaining lives of the bonds.   Dividend income is recorded on the ex-
     dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At June 30, 1995, $10,862 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

E. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.6 billion of combined net assets at December 31, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $1,215,359, out of which W&R paid sales commissions of $692,789 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $11,129.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $75,115,973 while proceeds from maturities and sales aggregated $137,519,745. Purchases of short-term and U.S. Government securities aggregated $218,030,552 and $10,611,719, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $166,211,712 and $37,189, respectively.

     For Federal income tax purposes, cost of investments owned at December 31, 1995 was $475,943,630, resulting in net unrealized appreciation of $97,655,705, of which $100,942,258 related to appreciated securities and $3,286,553 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $29,080,227 during its fiscal year ended June 30, 1995, of which a portion was paid to shareholders during the period ended June 30, 1995. Remaining capital gain net income has been distributed to Fund shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United Retirement Shares, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Retirement Shares, Inc. (the "Fund") at December 31, 1995, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
February 8, 1996

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama



OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President
Carl E. Sturgeon, Vice President





To all IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.











------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com


NUR1007SA(12-95)
printed on recycled paper